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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 18, 1996




                           SPEEDWAY MOTORSPORTS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-13582             51-0363307
(State or other jurisdiction of      Commission File      (I.R.S. Employer
incorporation)                       Number               Identification No.)


              U.S. Highway 29 North, Concord, North Carolina 28026
               (Address of principal executive offices) (Zip Code)


                                 (704) 455-3239
              (Registrant's telephone number, including area code)
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          (Former name of former address, if changed since last report)





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This report is an amendment to the Registrant's report on Form 8-K dated
November 18, 1996 that was filed with the Securities and Exchange Commission on December 3, 1996 (the "Initial Form 8-K Report"). This amending report contains the required audited financial statements and unaudited pro forma financial information referenced previously in the Initial Form 8-K Report.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. Attached as an exhibit to this amending report on Form 8-K/A are the following:

   BRENDA RACEWAY CORPORATION:

     Independent Auditors' Report
     Financial Statements:
       Balance Sheet at October 31, 1996;
       Statement of Income and Deficit for the Year Ended October 31, 1996; Statement of Cash Flows for the Year Ended October 31, 1996;
       Notes to Financial Statements

(b) Pro Forma Financial Information. Attached as an exhibit to this amending report on Form 8-K/A are the following:

   UNAUDITED PRO FORMA FINANCIAL STATEMENTS REFLECTING THE BUSINESS COMBINATION OF SPEEDWAY MOTORSPORTS, INC. AND SEARS POINT RACEWAY (FORMERLY OPERATED AS BRENDA RACEWAY CORPORATION)

     Description of Unaudited Pro Forma Financial Statements;
     Pro Forma Balance Sheet at December 31, 1995 (Unaudited) and Notes thereto;
       and Pro Forma Statement of Income for the Year Ended December 31, 1995 (Unaudited) and Notes thereto.
     Pro Forma Balance Sheet at September 30, 1996 (Unaudited) and Notes
       thereto; and Pro Forma Statement of Income for the Nine Months Ended September 30, 1996 (Unaudited) and Notes thereto.

(c) Exhibits

   Exhibit No.             Description

     99.1(*) Asset Purchase Agreement dated October 24, 1996 between Speedway Motorsports, Inc., as buyer, and Brenda Raceway Corporation.

     99.2(*) Master Ground Lease dated November 18, 1996 by and between Brenda Raceway Corporation and Speedway Motorsports, Inc.

     99.3(*) Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents and Agreements dated as of November 18, 1996 by Brenda Raceway Corporation to First American Title Insurance Company for the benefit of Sonoma Funding Corporation.

     99.4(*) Promissory Note secured by Deed of Trust dated November 18, 1996 by Brenda Raceway Corporation in favor of Sonoma Funding Corporation.

     99.5(*)          Press Release dated November 13, 1996.

     99.6(*)          Press Release dated November 20, 1996.

     99.7 Financial Statements of Brenda Raceway Corporation for the year ended October 31, 1996, including Independent Auditors' Report.


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     99.8             Unaudited Pro Forma Financial Statements Reflecting the
                      Business Combination of Speedway Motorsports, Inc. and Sears Point Raceway for the year ended December 31, 1995.

     99.9 Unaudited Pro Forma Financial Statements Reflecting the Business Combination of Speedway Motorsports, Inc. and Sears Point Raceway for the nine months ended September 30, 1996.

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*  Previously filed.



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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SPEEDWAY MOTORSPORTS, INC.
                                      (Registrant)


   Date: _________________            By:        /s/ William R. Brooks
                                                        William R. Brooks
                                               Vice President, Chief Financial
                                               Officer, Treasurer and Director


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                                  EXHIBIT LIST


   Exhibit No.             Description

     99.1(*) Asset Purchase Agreement dated October 24, 1996 between Speedway Motorsports, Inc., as buyer, and Brenda Raceway Corporation.

     99.2(*) Master Ground Lease dated November 18, 1996 by and between Brenda Raceway Corporation and Speedway Motorsports, Inc.

     99.3(*) Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents and Agreements dated as of November 18, 1996 by Brenda Raceway Corporation to First American Title Insurance Company for the benefit of Sonoma Funding Corporation.

     99.4(*) Promissory Note secured by Deed of Trust dated November 18, 1996 by Brenda Raceway Corporation in favor of Sonoma Funding Corporation.

     99.5(*)          Press Release dated November 13, 1996.

     99.6(*)          Press Release dated November 20, 1996.

     99.7 Financial Statements of Brenda Raceway Corporation for the year ended October 31, 1996, including Independent Auditors' Report.

     99.8 Unaudited Pro Forma Financial Statements Reflecting the Business Combination of Speedway Motorsports, Inc. and Sears Point Raceway for the year ended December 31, 1995.

     99.9 Unaudited Pro Forma Financial Statements Reflecting the Business Combination of Speedway Motorsports, Inc. and Sears Point Raceway for the nine months ended September 30, 1996.


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*  Previously filed.




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